EX.99.906CERT

        CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
        ---------------------------------------------------------------

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of The Hennessy Funds, Inc., does hereby certify, to such officer's knowledge, that the report on Form N-CSR of The Hennessy Funds, Inc. for the period ended April 30, 2006 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of The Hennessy Funds, Inc. for the stated period.

/s/ Neil J. Hennessy                    /s/ Teresa M. Nilsen
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Neil J. Hennessy                        Teresa M. Nilsen
President, The Hennessy Funds, Inc.     Treasurer, The Hennessy Funds, Inc.

Dated:    July 7, 2006                  Dated:   July 7, 2006
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by The Hennessy Funds, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.